SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934
                          [Amendment No. _________]


Filed by the Registrant  -X-

Filed by a Party other than the Registrant ___

Check the appropriate box:

___  Preliminary Proxy Statement
___ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
_X_  Definitive Proxy Statement
___  Definitive Additional Materials
___  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12



                            ecom ecom.com, inc.
                (Name of Registrant as Specified in Its Charter)



                             ecom ecom.com, inc.
                   (Name of Person(s) Filing Proxy Statement)

                 NOTICE OF 1999 ANNUAL MEETING OF STOCKHOLDERS
                              February 17, 2000


Dear Stockholder:

     It is my pleasure to invite you to the 1999 Annual Meeting of the Stockholders of eCom eCom.com, Inc., which will be held on February 17, 2000, at 4:00 p.m., Eastern Standard Time, at our conference facilities, 3801 PGA Boulevard, Suite 1000, Palm Beach Gardens, Florida 33410.

     The purposes of the meeting will be to:

          (a) Approve the appointment of Wieseneck, Andres & Co., P.A., as independent auditor for the fiscal year ending May 31, 2000;

          (b)     Elect four directors to our Board of Directors; and

          (c) Transact such other business as may properly come before the meeting, or any adjournment or postponement of the meeting.

     Only stockholders of record at the close of business on December 31, 1999 are entitled to vote at the meeting, or any adjournment or postponement of the meeting. We are mailing proxy solicitation material to our stockholders commencing on or about January 31, 2000. We must receive your proxy on or before February 11, 2000, in order for your proxy to be voted at the meeting.

     You are invited to attend the meeting. Regardless of whether you expect to attend the meeting in person, we urge you to read the attached proxy statement and sign and date the accompanying proxy card and return it in the enclosed postage-prepaid envelope. It is important that your shares be represented at the meeting.

Sincerely,


David J. Panaia, President and Secretary


Palm Beach Gardens, Florida
January 31, 2000

                              TABLE OF CONTENTS


GENERAL INFORMATION                                                 3

INFORMATION REGARDING THE MEETING                                   3

APPOINTMENT OF INDEPENDENT AUDITORS                                 5

ELECTION OF DIRECTORS                                               6

BOARD AND COMMITTEE MEETINGS                                        8

DIRECTOR COMPENSATION                                               8

BENEFICIAL OWNERSHIP                                                8

COMPENSATION OF EXECUTIVE OFFICERS                                 10

CERTAIN TRANSACTIONS                                               10

COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT          12

STOCKHOLDER PROPOSALS                                              12

OTHER MATTERS                                                      13

                             GENERAL INFORMATION

     eCom eCom.com, Inc. (hereinafter sometimes referred to as "the Company", "we" or "us") provides the e-commerce infrastructure that enables the small business enterprise to carve its niche in the retail and business to business Internet economy. The eCom SuperHUB is our web portal equipped with a broad range of tools and services that present an affordable, user-friendly technological platform for web business development. Our mission is to make it possible for start-up, small and home-based businesses to compete within an e-commerce market that is projected by Forrester Research to top $1.3 trillion by 2003. eCom eCom.com, Inc. is the parent of US Amateur Sports Company, which is the parent of USA Performance Products, Inc. USA Performance Products manufactures and distributes paintball guns and accessories, and has served as a test model for our e-commerce business concepts.

     We sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy for use at our 1999 annual meeting of stockholders. All holders of record on December 31, 1999 of our shares of common stock are entitled to vote at the meeting.

     This proxy statement, the accompanying proxy card and our latest Annual Report on Form 10-KSB were first mailed to stockholders on or about January 31, 2000. Our Annual Report on Form 10-KSB contains the information required by Rule 14a-3 of the Rules of the Securities and Exchange Commission, including audited financial statements for our last completed fiscal year which ended May 31, 1999. The report should not be regarded as material for the solicitation of proxies or as a communication by means of which we are soliciting your proxy with respect to the meeting. We are incorporating in this proxy statement, by reference, our prior filings with the Securities and Exchange Commission. If you would like copies of any of those documents, other than the filing we are delivering to you in connection with this proxy statement, you can request (by phone or in writing) copies of them by sending your request to: eCom eCom.com, Inc., 3801 PGA Boulevard, Suite 1001, Palm Beach Gardens, Florida 33410, telephone (561) 622-4395, attention David J. Panaia, President. We will not charge you for any of the copies.

     At the meeting, you will be asked to:

     - Approve the appointment of Wieseneck, Andres & Co., P.A. as our independent auditor for the fiscal year ending May 31, 2000;

     -     Elect four directors to the Board of Directors; and

     - Vote on such other business as may properly come before the meeting, or any adjournment or postponement of the meeting.


                       INFORMATION REGARDING THE MEETING

     What may I vote on? You will be entitled to vote, either in person or by proxy, on:

          1. The approval of the appointment of our independent auditors for 2000; AND

          2. The election of four nominees to serve on our Board of Directors.

     How does the Board recommend I vote on the proposals? The Board recommends a vote FOR the appointment of Wieseneck, Andres & Co., P.A. as our independent auditors for 2000 and FOR each of the Board nominees.

     Who is entitled to vote? Stockholders as of the close of business on December 31, 1999 (the record date) are entitled to vote at the meeting.

     How do I vote? Sign and date the proxy card you receive with this proxy statement and return it in the prepaid envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR the two proposals and in such manner as the named proxies determine with respect to any other matters addressed at the meeting. You have the right to revoke your proxy at any time before the meeting by:

     -     notifying our Corporate Secretary; OR

     -     voting in person; OR

     -     returning a later-dated proxy card.

     Who will count the votes? We have appointed a representative of our law firm, Edward H. Gilbert, P.A. as the inspector of the election. The representative will count and tabulate the votes.

     Is my vote confidential?  Your vote will not be disclosed except:

     - as needed to permit the inspector of the election to tabulate and certify the vote;

     -     as required by law; or

     - in limited circumstances, such as a proxy contest in opposition to the Board.

     Additionally, all comments written on the proxy card or elsewhere will be forwarded to our management, but your identity will be kept confidential unless you ask that your name be disclosed.

     What shares are included on the proxy card? The shares on your proxy card represent ALL of your shares. If you do not return your proxy card, your shares will not be voted.

     What does it mean if I get more than one proxy card? If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all the proxy cards you receive to ensure that all your shares are voted.

     How many shares can vote? As of the record date, December 31, 1999, 13,782,350 shares of common stock were outstanding and entitled to vote. Each share of common stock is entitled to one vote, voting as one class. In summary, there were a total of 13,782,350 eligible votes as of the record date.

     What is a "quorum"? A "quorum" is 10% of the outstanding shares. They may be present at the meeting or represented by proxy. There must be a quorum for the meeting to be held, and a proposal must be approved by more than 50% of the shares voting at a meeting at which there is a quorum to be adopted. The four nominees for director receiving the highest number of affirmative votes will be elected as directors. If you submit a properly executed proxy card, even if you abstain from voting, then you will be considered part of the quorum. However, abstentions are not counted in the tally of votes FOR or AGAINST a proposal. We intend to treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees as to which the broker or nominee indicates on a proxy that it does not have discretionary authority to vote) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. We will not consider broker non-votes as votes cast either for or against a particular matter.

     Who can attend the Annual Meeting? All of our stockholders on December 31, 1999 can attend. Due to limited space in the meeting room, we are limiting the persons who can attend the meeting to our stockholders, their representatives, our employees and our directors.

     How will voting on any other business be conducted? Although we do not know of any business to be considered at the meeting other than the proposals described in this proxy statement, if any other business is presented at the meeting, your signed proxy card gives authority to David J. Panaia, our Chairman, President, Chief Executive Officer and Corporate Secretary, to vote on those matters at his discretion.

     Who are the largest principal shareholders? As of December 31, 1999, several of our stockholders owned more than 5% of our capital stock. Those stockholders include David J. Panaia, Gerald V. Bergman and Axis Enterprises Ltd.

     How much did this proxy solicitation cost? We hired ADP, an independent third party to assist us in the distribution of the proxy materials or the solicitation of votes. We estimate that our costs for those actions (which will be conducted by ADP and our employees, officers and directors) will be approximately $6,000.00. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding the proxy statement and solicitation materials to our stockholders.

     How do I revoke my proxy after I give it? A stockholder giving a proxy pursuant to this solicitation may revoke it at any time prior to its exercise at the meeting by delivering to our President a written notice of revocation, or a duly executed proxy bearing a later date, or by attending the meeting and voting in person. Attendance at the meeting will not, however, constitute revocation of your proxy without your further action. Any written notice revoking your proxy should be sent to our principal executive offices addressed as follows: eCom eCom.com, Inc., 3801 PGA Boulevard, Suite 1001, Palm Beach Gardens, Florida 33410, Attention: David J. Panaia, President.


                     APPOINTMENT OF INDEPENDENT AUDITORS

     We are asking you to ratify our appointment of Wieseneck, Andres & Co., P.A. as our independent public accountants for the fiscal year ending May 31, 2000. Wieseneck, Andres & Co., P.A. does not currently act as our independent auditor and is intended to replace Hafer & Gilmer who is currently acting as our independent auditor, and has acted in that capacity since 1995. We are not terminating our relationship with Hafer & Gilmer as a result of any disagreement, and Hafer & Gilmer's report on our financial statements for each of the two most recent years preceding its termination did not contain an adverse opinion or disclaimer of opinion, nor was its report modified as to uncertainty, audit scope, or accounting principles, nor was the termination based on any resolved or unresolved disagreements on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedures. The decision to change our accountants to Wieseneck, Andres & Co., P.A. was recommended by our officers and approved by our Board.

     The Board Unanimously Recommends That You Vote

          FOR the Selection of Wieseneck, Andres & Co, P.A. to Serve As Our Auditors for The Fiscal Year Ending May 31, 2000.

                             ELECTION OF DIRECTORS

     Our Articles of Incorporation provide that the initial Board of Directors shall consist of one member, but that our Bylaws may provide for such increase or decrease as permitted by law. Our Bylaws provide for a Board of Directors of at least one member and not more than seven members, each such member elected to a one year term expiring at the next ensuing annual meeting. Currently, the Board has three members, David J. Panaia, Gerald V. Bergman and Thomas DeRita, Jr., each of whom were elected for a one year term and serve until their replacements are elected and qualified. All directors serve until their successors are elected and qualified, subject, however, to prior death, resignation, retirement, disqualification, or removal from office.

     You are being asked to elect Messrs. Panaia, Bergman, DeRita, Jr. and Elling J. Myklebust to our Board for a one year term. If all the nominee directors are elected, we will have four directors.

     The person named as proxy holder in the enclosed proxy cards (Mr. Panaia) has advised us that, unless a contrary direction is indicated on a proxy card, he intends to vote FOR the election of the four nominees. He has also advised us that, if any of the four nominees are not available for election for any reason, he will vote FOR the election of such substitute nominee or nominees, if any, as the Board may propose. Each person nominated for election has agreed to serve if elected, and the Board of Directors has no reason to believe that any nominee will be unavailable to serve if elected.

CURRENT BOARD MEMBERS

     David J. Panaia, Gerald V. Bergman and Thomas DeRita, Jr. currently serve as our directors, and have been nominated for re-election to the Board.

     David J. Panaia, President, Chief Executive Officer and Director, is the founder of eCom eCom.com, Inc. and has served as Director and President since we were incorporated in June 1994. From June 1998 through May 31, 1999 he also acted as Treasurer. Mr. Panaia previously founded several other businesses, including Gold Cross Ambulance Service, Inc. and Gold Cross Medical Services, Inc., and acquired several other companies which were consolidated into Gold Cross, Inc., which provided ground and air ambulance service, medical services, equipment and supplies. After operating for over twenty years, Gold Cross was sold in 1982. Mr. Panaia then founded Biomedics Corporation, a durable medical equipment dealer, which he operated until its sale in 1988. Both corporations were privately owned. Since 1988, he has served as a political and small business marketing consultant through his own
firm, Sunpoint Industries, Inc.   Sunpoint offered consulting services to
political candidates and medical equipment businesses located in the United States. Mr. Panaia has served in numerous community, business and political capacities. Mr. Panaia concentrates his full business time to his duties as the President of eCom eCom.com,Inc., and his current term as a director expires at the meeting.

     Gerald V. Bergman has served as a Director of eCom eCom.com, Inc. since June 1995. From June, 1995 through May, 1998 he also served as Chief Financial Officer and Treasurer. Effective May 31, 1998, Mr. Bergman resigned his position as CFO and Treasurer. A CPA, Mr. Bergman joined Price Waterhouse & Co. in 1975 where he was an audit manager. In 1980 he was appointed Director of Corporate Planning and Analysis of the Red Lobster division of General Mills. In 1984 through 1985 he served as Vice President and Controller of J.L. Mason, Inc., a homebuilder. Mr. Bergman then became the Chief Financial and Administrative Officer and a Director of Overseas Service Corporation, an international manufacturers representative. He left Overseas Service Corporation in May 1992 to form DBS Associates, a business consulting firm that replaced a third party rendering financial and administrative services to Overseas Service Corporation. Mr. Bergman has served as chairman
or as a member of numerous civic and school task forces and committees.   Mr.
Bergman shall devote only as much time as necessary in his position as a director of eCom eCom.com, Inc. The current term of Mr. Bergman as a director expires at the meeting.

     Thomas DeRita, Jr., joined eCom eCom.com, Inc. as a Director effective May, 1999. Currently, Mr. DeRita, Jr. serves as the President of Resource Group N.A., Inc., a public relations firm. From 1992 until 1999, Mr. DeRita served as President of Stuart Nissan, an automobile dealership located in Stuart, Florida. From 1986 to 1992, Mr. DeRita was employed by Cuillo Enterprises of West Palm Beach, Florida as its Chief Financial Officer.
Cuillo Enterprises is a multi-automobile dealership holding company. From 1983 to 1986, Mr. DeRita owned and operated North Chrysler Plymouth Dealership in Houston, Texas. Mr. DeRita received his associates' BA degree from Johnson & Wales Business School in 1966 and his BA in Business from The University of Rhode Island Extension in 1970. Mr. DeRita shall devote only as much time as necessary in his position as a director of eCom eCom.com, Inc. The current term of Mr. DeRita as a director expires at the meeting.

     Our Board of Directors has nominated one additional person for election to the Board of Directors. Elling J. Myklebust is being nominated as a director (which means that, if elected, he will stand for re-election at the same time as the current members of our Board).

     Elling J. Myklebust is a seasoned business executive with over 31 years of diversified business, engineering and computer experience. He is the Founder and Chief Executive Officer of Lighthouse Communications Group LLC, an advanced digital communications services company in Arvada, Colorado. He holds a Bachelor of Science Degree in Civil Engineering from the University of Colorado and a Masters Degree in Environmental Policy and Management from the University of Denver. His capabilities include hands-on management and supervision of corporate operations and diverse project teams on complex projects in a variety of industries, with a proven track record of results-oriented leadership, innovation, creativity, productivity, entrepreneurship, and cost awareness. Mr. Myklebust has held responsible positions in operations management, strategic planning, business development, purchasing and materials management, human resource management, project management, computer systems operations and engineering, and holds registrations as a Registered Professional Engineer in five states. Active in civic affairs, he has served as chairman or co-chairman of numerous Colorado gubernatorial task forces and Denver committees. Mr. Myklebust shall devote only as much time as necessary in his position as a director of eCom eCom.com, Inc. He currently serves as an adjunct professor at the University of Denver.

     The Board recommends that you vote FOR all of the director nominees.


                         BOARD AND COMMITTEE MEETINGS

     During 1999, our Board of Directors held 10 meetings, and each director attended at least 75% of those meetings. During 1999, the Board of Directors had one standing committee, the Audit Committee. However, the Board met as a full board, rather than as committees, during all of 1999.

     Our Audit Committee is charged with the review of the professional services we receive from our independent auditors, determining the independence of those auditors, determining the accuracy of our annual financial statements, determining the appropriateness, efficiency and accuracy of our system of internal accounting controls and financial reporting practices, and reviewing such other matters regarding our financial procedures as may be brought to its attention or as may be specifically delegated to it from time to time by our Board. Upon the Audit Committee's review of any of those matters, it is charged with preparing and submitting periodic reports, summaries and proposals to our Board of Directors regarding those matters, which may then be acted upon by our full Board. During 1999, the Audit Committee consisted of Messrs. Bergman and DeRita, Jr. Pending the review of the membership of the Audit Committee in light of the proposed increase of the number of our Board members from three to four, other members of the Board may be appointed to sit on the Audit Committee.

     The Board does not have a nominating committee. The entire Board performs those duties.

                            DIRECTOR COMPENSATION

     None of our directors have employment agreements or stock option arrangements with the Company. We intend for the directors to be compensated at the rate of $4,000 per year, plus $100.00 per meeting attended, plus reimbursement of reasonable travel expenses, when, and if, our cash flow permits. To date, none of the directors have received any salaries or other cash compensation.

                             BENEFICIAL OWNERSHIP

     The following table shows the beneficial ownership, as of December 31, 1999, of our outstanding capital stock by (I) each of our stockholders who beneficially own 5% or more of any class of our stock, (ii) each of our directors and our director nominees, (iii) each of our executive officers, and
(iv) all of our directors, director nominees and executive officers as a group. Unless otherwise noted, each person (either alone or with family members) has voting and dispositive power of the shares listed opposite his or her name.

Name of                                     Number of     Percentage
Beneficial Owner                 Class      Shares        of Class (1)
----------------                 -----      ---------     ------------

David J. Panaia (2)              Common     2,212,400     16.05%
 President, CEO, Director
 and 5% Shareholder

Gerald V. Bergman (3)            Common     1,854,300     13.45%
 Director and 5% Shareholder

Thomas DeRita, Jr. (4)           Common       103,800       *
 Director

Elling J. Myklebust (5)          Common       150,000      1.09%
 Director Nominee

Axis Enterprises Ltd.            Common     1,042,030      7.56%
 5% Shareholder

All directors and                Common     5,362,530     38.91%
 officers as a group (6)
 (5 persons)

--------------------

*Less than 1%

(1) Based on 13,782,350 outstanding shares of common stock. The inclusion of any shares as "beneficially owned" does not constitute an admission of beneficial ownership (which has a broad definition under the securities laws) of those shares. Unless otherwise indicated, each person listed has sole investment and voting power with respect to the shares listed. Also, each person is deemed to beneficially own any shares issuable on exercise of stock options or warrants held by that person that are currently exercisable or that become exercisable within 60 days after December 31, 1999.

(2) Includes shares held in the name of Mr. Panaia, in the name of the spouse of Mr. Panaia and in the name of an entity over which he has voting and/or beneficial control and for which he does not disclaim beneficial ownership.

(3) Includes shares held in the name of Mr. Bergman and in the name of the spouse and minor children of Mr. Bergman over which he has voting and/or beneficial control and for which he does not disclaim beneficial ownership.

(4) Includes shares held in the name of Mr. DeRita, Jr., in the name of the spouse of Mr. DeRita, Jr., and in the name of an entity over which he has voting and/or beneficial control and for which he does not disclaim beneficial ownership.

(5) Includes shares held in the name of Mr. Myklebust and in the name of an entity over which he has voting and/or beneficial control and for which he does not disclaim beneficial ownership.

(6)     Assumes the matters set forth in notes 1 through 5.

                      COMPENSATION OF EXECUTIVE OFFICERS

     The following information summarizes the compensation we paid to or which will be earned by our Chief Executive Officer and all of our other executive officers whose total salary and bonus exceeded $100,000 during the fiscal years ended May 31, 1999, May 31, 1998 and May 31, 1997. We did not award any of those executive officers any options or stock awards subsequent to May 31, 1999 through the date of this proxy statement.

                                              Annual Compensation
                                   ------------------------------------------
                                                                Other  Annual
Name and Principal Position        Year     Salary    Bonus     Compensation
---------------------------        ----     ------    -----     -------------
David J. Panaia,                   1999     $0.00     $0.00        $0.00
 President, Chief Executive        1998     $0.00     $0.00        $0.00
 Officer, Secretary, Treasurer     1997     $0.00     $0.00        $0.00
 and Chief  Financial Officer


FISCAL YEAR-END OPTION VALUE

     As of the date of this proxy statement, none of the executive officers described above have any options to acquire common shares.

EMPLOYMENT AGREEMENTS

     We have not entered into any employment agreements with either our Chief Executive Officer or any other of our executive officers. As circumstances warrant, we may enter into employment agreements with our officers and key employees.


                             CERTAIN TRANSACTIONS

     The following information summarizes certain transactions we either engaged in during the past two years, or which we propose to engage in, and which involve our executive officers, directors, director nominees, 5% stockholders or immediate family members of those persons:

     - On February 6, 1998, we issued 5,000 shares to Angela Bergman for performing secretarial, receptionist and other services for us. Angela Bergman is the daughter of Gerald V. Bergman and Linda Bergman.

     - On February 6, 1998, we issued 5,000 shares to Mr. Brody Brockman for performing sales and shipping services for us. Mr. Brody Brockman and Angela Bergman were married on June 12, 1999.

     - On February 6, 1998, we issued 1,500,000 shares to Axis Enterprises pursuant to an agreement with Axis Enterprises to provide management services for USA Performance Products, Inc. and to provide financial assistance to us.

     - On February 6, 1998, we issued an additional 150,000 shares to Thomas J. Thomas for legal services performed by him prior to that date.

     - On February 6, 1998, we issued 327,900 shares to David Panaia (the Company's Chief Executive Officer, President and a Director) in cancellation of indebtedness in the amount of $6,148.

     - On February 27, 1998 we acquired certain assets of Amateur Athletes of America, Inc. in a tax-free exchange of assets for stock. We acquired all rights to the ProCard and ComCard plus certain Internet-based sports equipment exchange concepts in exchange for 1,000,000 shares of Common Stock. The ProCard and ComCard are prepaid telephone cards with unique emergency medical features which are marketed through youth athletic organizations. A portion of the stock was used for payment of a note held by Amateur Athletes of America. Amateur Athletes of America, Inc. was a private corporation owned by Linda C. Bergman, wife of Gerald V. Bergman, former corporate Chief Financial Officer and a member of our Board of Directors.

     - On April 16, 1998, we issued 100,000 shares to Bonnie Panaia for accounting and other services and issued an additional 400,000 shares to her for services in connection with the preparation of the infrastructure of our billing and online e-commerce systems. Bonnie Panaia is the daughter of David Panaia, our Chief Executive Officer, President and a Director.

     - On April 16, 1998, we issued 25,000 shares to Doug Panaia for performing manual labor for us prior to that date. Doug Panaia is the brother of David Panaia, our Chief Executive Officer, President and a Director.

     - On April 16, 1998, we issued 150,000 shares for engineering services performed by Jack Enterline for the Company prior to that date. Mr. Enterline requested that the shares be issued in the name of his wife, Karen. At the time these services were performed, Mr. Enterline served as one of our Directors.

     -  On April 16, 1998, we issued 200,000 shares to Gerald V. Bergman
(our Chief Financial Officer at that time) in cancellation of an indebtedness in the amount of $12,810.

     - On April 16, 1998, we issued 200,000 shares to David Panaia (our Chief Executive Officer and a Director) in cancellation of an indebtedness in the amount of $12,810.

     -  On April 16, 1998, we issued an additional 150,000 shares to Thomas
J. Thomas for legal services performed by him prior to that date.

     -  During the year ended May 31, 1998 we executed a promissory note
(the "Stratex Note") in favor of Stratex Corporation in the amount of $100,000. Derek D. Panaia, son of David J. Panaia, Chief Executive Officer of the Company, is the sole shareholder of Stratex Corporation. The Note bears interest at the rate of prime plus 6% and is due and payable in full in September 2000. The Note is secured by the rights to the Viper M1 paintball marker, including its names and the technology used in its manufacture.

     - On January 22, 1999, we issued 60,000 shares to Angela Bergman for performing secretarial, receptionist and other services for us. Angela Bergman is the daughter of Gerald V. Bergman and Linda Bergman.

     - On January 22, 1999, we issued 30,000 shares to Mr. Brody Brockman for performing sales and shipping services.

     -  On February 4, 1999, we issued 25,000 shares to Mr. Elling
Myklebust for Internet development services. Mr. Myklebust is a nominee for Director.

     - On March 4, 1999, we issued an additional 62,000 shares to Axis Enterprises in a negotiated transaction which canceled indebtedness to Axis in the amount of $11,780.

     - On May 16, 1999, we issued 100,000 shares to Resource Group N.A., Inc. for promotional services performed for us. Thomas DeRita, a member of our board, is a shareholder in Resource Group N.A., Inc.

     -  On May 16, 1999, we issued 100,000 shares to Lighthouse
Communications, Inc. for Internet development services. Lighthouse Communications is owned by Elling Myklebust, nominee for Director.

     - On December 22, 1999, we issued 25,000 shares to Elling Myklebust (nominee for Director) for performance of Internet development services.

     -  On December 22, 1999, we issued 10,010 shares to Christen
Myklebust, son of Elling Myklebust, for the performance of Internet development services.

     - On December 22, 1999, we issued an additional 1,000 shares to Brodie Brockman for performing sales and shipping services.


           COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder require our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and any exchange on which our securities are listed, and to furnish us with copies of those reports. The Company has not received or reviewed any filing under Section 16(a) other than Forms 3, 4 and 5 filed by our executive officers and directors.


                            STOCKHOLDER PROPOSALS

     The rules of the Securities and Exchange Commission provide that stockholder proposals may be considered for inclusion in the proxy material for our annual meetings under certain circumstances. Our bylaws provide that any stockholder proposals for director nominations for our annual meeting must be made in writing and delivered to us not less than 60 days nor more than 90 days prior to that meeting, but if we provide you with less than 70 days notice (or public disclosure) of the meeting, nominations will be deemed timely if they are received not more than 10 days following the date of the notice or the public disclosure of the meeting. Any such nominations need to be accompanied by specific information regarding the nominees, as described in our bylaws. Stockholder proposals should be addressed to: David J. Panaia, President, eCom eCom.com, Inc., 3801 PGA Boulevard, Suite 1001, Palm Beach Gardens, Florida 33410.

                                 OTHER MATTERS

     The Board does not presently intend to bring any other business before the meeting, and we know of no other matters that are to be brought before the meeting except as specified in the notice of the meeting. If any additional business properly comes before the meeting, however, your shares will be voted in accordance with the judgment of the persons voting your proxy.

     By Order of the Board of Directors



                              By: /s/ David J. Panaia
                                  David J. Panaia, President and Secretary




     All stockholders are urged to complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope. Thank you for your prompt attention to this matter.

                                  PROXY FOR
                             ECOM ECOM.COM, INC.
                        ANNUAL MEETING OF STOCKHOLDERS
                              FEBRUARY 17, 2000


     The undersigned hereby appoints David J. Panaia as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated below, all the shares of common stock of eCom eCom.com, Inc. held of record by the undersigned on December 31, 1999, at the annual meeting of the stockholders to be held on February 17, 2000, or any adjournment thereof.

          1. ELECTION OF DIRECTORS. To elect the following nominees as directors, until such time as each such member's successor shall have been elected and duly qualified: David J. Panaia, Gerald V. Bergman, Thomas DeRita, Jr. and Elling J. Myklebust.

          _____  FOR     all nominees listed above, except as marked to the
                         contrary with respect to any one or more of the nominees by your clearly striking a line through that nominee's name in the list of nominees above.

          _____  WITHHOLD AUTHORITY to vote for ALL nominees listed above.

          2. INDEPENDENT ACCOUNTANT. To approve and appoint the accounting firm of Wieseneck, Andres & Co., P.A. as our independent accountant.

     _____ FOR               _____ AGAINST               _____ ABSTAIN

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and, when properly executed, will be voted in the manner directed herein by the undersigned stockholder and, in the discretion of the named proxies, in such manner as the named proxies may determine with respect to any other matter that may properly come before the annual meeting. If no direction is made, this proxy will be voted for all proposals and the election of all the director nominees set forth in this proxy.

     By signing this proxy, you represent and warrant that you are entitled to vote the number of shares in the manner prescribed. We may rely upon this representation and you agree to provide us, upon request, with evidence that you are authorized to vote the shares as represented.

     Please sign your name exactly as it appears on our records, and indicate the number and class of shares of capital stock you held as of December 31, 1999. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation or other entity, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. THIS PROXY MUST BE RETURNED TO US BEFORE THE CLOSE OF BUSINESS ON FEBRUARY 11, 2000 TO BE EFFECTIVE.

Dated: ____________________             Number of Shares:__________________

___________________________________     ___________________________________
(Signature of Shareholder)              (Signature of Shareholder
                                            if held jointly)
_________________________________________
Exact Name(s) of Shareholder(s),
as set forth in the corporation's records